UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-23017

BlueArc Multi-Strategy Fund

(Exact name of registrant as specified in charter)

17605 Wright St, Ste 2, Omaha, NE	68130

(Address of principal executive offices)	(Zip code)

Gemini Fund Services, LLC 80 Arkay Drive, Ste 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-470-2619

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

BlueArc Multi-Strategy Fund

Financial Statements

For the Year Ended April 30, 2017
With Report of Independent Registered Public Accounting Firm

BLUEARC MULTI-STRATEGY FUND
Financial Statements
For the Year Ended April 30, 2017

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Schedule of Portfolio Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Statement of Cash Flows	6
Financial Highlights	7
Notes to the Financial Statements	8
Supplemental Information (Unaudited)	14

KPMG LLP
Suite 2000
303 Peachtree Street, N.E.
Atlanta, GA 30308-3210

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
BlueArc Multi-Strategy Fund:

We have audited the accompanying statement of assets and liabilities of BlueArc Multi-Strategy Fund (the Fund), including the schedule of portfolio investments, as of April 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for the two years then ended and for the period January 2, 2015 (commencement of operations) through April 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlueArc Multi-Strategy Fund as of April 30, 2017, the results of its operations and its cash flows for the year end ended, the changes in its net assets for the two years then ended and the financial highlights for the two years then ended and for the period January 2, 2015 (commencement of operations) through April 30, 2015, in conformity with U.S. generally accepted accounting principles.

Atlanta, Georgia
June 29, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

BlueArc Multi-Strategy Fund
Schedule of Portfolio Investments
April 30, 2017

								Dollar Amount
								of Fair Value
				Unrealized			First	for First
				Gain / (Loss)	Initial		Available	Available
			% of Net	from	Acquisition		Redemption	Redemption
Investment Fund	Cost	Fair Value	Assets	Investments	Date	Liquidity (a)	(b)	(b)
MULTI-STRATEGY (c) - 95.8%
Atlas Enhanced Fund, L.P.	$3,840,000	$3,836,886	9.2%	$(3,114)	7/1/2015	Monthly	6/30/2017	$3,836,886
Graham Absolute Return Trading Ltd.	4,015,367	4,266,478	10.2%	251,111	2/1/2014	Quarterly	6/30/2017	4,266,478
Millennium USA, L.P.	6,847,538	10,016,865	23.9%	3,169,327	1/1/2015	Quarterly	9/30/2017	2,504,216
Moore Macro Managers Fund, L.P.	2,000,000	2,049,615	4.9%	49,615	4/1/2016	Quarterly	7/31/2017	2,049,615
Paloma Partners L.L.C.	5,000,000	5,159,364	12.3%	159,364	5/1/2016	Quarterly	9/30/2017	5,159,364
Renaissance Institutional Diversified Global Equities Onshore Fund, L.P.	2,000,000	2,178,772	5.2%	178,772	9/1/2016	Monthly	6/30/2017	2,178,772
Renaissance Institutional Equities Fund LLC	6,000,000	6,790,196	16.2%	790,196	6/1/2016	Monthly	6/30/2017	6,790,196
Tudor BVI Global Fund L.P.	4,000,000	4,090,078	9.8%	90,078	4/1/2016	Quarterly	6/30/2017	4,090,078
Winton Diversified Futures Fund (US) L.P.	1,400,000	1,415,476	3.4%	15,476	2/1/2017	Monthly	5/31/2017	1,415,476
York Credit Opportunities Fund, L.P.	1,675,901	303,972	0.7%	(1,371,929)	10/1/2011	Annually	6/30/2017	303,972
TOTAL MULTI-STRATEGY	$36,778,806	$40,107,702	95.8%	$3,328,896

OPEN-END FUND - 3.0%					Shares
AQR Equity Market Neutral Fund - Class I	1,250,000	1,278,505	3.0%	$28,505	105,574
TOTAL OPEN-END FUND	1,250,000	1,278,505	3.0%	28,505	105,574

SHORT-TERM INVESTMENTS - 16.8%

Invesco Government Money Market Fund - Investor Class, 0.32% (d)	$7,037,561	$7,037,561	16.8%
TOTAL SHORT-TERM INVESTMENTS	$7,037,561	$7,037,561	16.8%

TOTAL INVESTMENTS - 115.6% (Cost - $45,066,367) (e)		$48,423,768
LIABILITIES IN EXCESS OF OTHER ASSETS - (15.6)%		(6,538,856)
NET ASSETS - 100.0%		$41,884,912

(a)	Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.

(b)	Investment Funds are available to be redeemed with certain restrictions, as of the measurement date.

(c)	Non-income producing security.

(d)	Money market fund; interest rate reflects seven-day effective yield on April 30, 2017.

(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $48,262,647 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$893,745
Unrealized Depreciation:	(732,624)
Net Unrealized Appreciation:	$161,121

Complete information about the Investment Funds’ underlying investments is not readily available.

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Statement of Assets and Liabilities
April 30, 2017

Assets
Investments in Investment Funds, at fair value (cost $38,028,806)	$41,386,207
Short-term investments (cost $7,037,561)	7,037,561
Cash	1,115,000
Receivable for investments sold, not settled	193,242
Prepaid expenses and other assets	38,336
Total Assets	49,770,346

Liabilities
Payable for shares redeemed	7,769,084
Management fee payable	57,399
Payable to related parties	3,974
Accounts payable and other accrued expenses	54,977
Total Liabilities	7,885,434
Net Assets	$41,884,912

Composition of net assets
Paid-in capital	$45,171,722
Accumulated net investment loss	(4,610,832)
Accumulated net realized loss from investments in Investment Funds	(2,033,379)
Accumulated net unrealized appreciation from investments in Investment Funds	3,357,401
Net assets at end of period	$41,884,912

Shares of beneficial interests outstanding	4,315,131

Net asset value per share	$9.71

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Statement of Operations

For the Year Ended
April 30, 2017

Investment Income
Interest	$4,820
Dividends	20,982
Total Investment Income	25,802

Expenses
Management fees	925,379
Professional and administrator fees	249,727
Trustees’ fees	40,966
Printing and postage expenses	10,858
Other expenses	235,797
Total Expenses	1,462,727

Net Investment Loss	(1,436,925)

Net realized and unrealized gain from investments
Net realized loss from investments in Investment Funds	(1,283,539)
Net change in net unrealized depreciation on investments in Investment Funds	4,861,688
Total net realized and unrealized gain from investments	3,578,149

Net increase in net assets resulting from operations	$2,141,224

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended April 30,	Ended April 30,
	2017	2016

Net assets at beginning of period	$72,620,373	$81,311,178

Increase (decrease) in net assets resulting from operations
Net investment loss	(1,436,925)	(1,709,919)
Net realized loss from investments in Investment Funds	(1,283,539)	(749,839)
Net change in unrealized appreciation (depreciation) on investments in Investment Funds	4,861,688	(3,003,331)
Net increase (decrease) in net assets resulting from operations	2,141,224	(5,463,089)

Distributions to shareholders
From net investment income	—	(790,506)
From net realized gains	—	(229,340)
Net decrease in net assets from distributions to shareholders	—	(1,019,846)

Increase (Decrease) in net assets resulting from capital transactions
Proceeds from shares issued	3,088,000	10,687,316
Reinvestment of distributions	—	1,019,846
Cost of shares redeemed	(35,964,685)	(13,915,032)
Net decrease in net assets from capital transactions	(32,876,685)	(2,207,870)

Total net decrease in net assets	(30,735,461)	(8,690,805)
Net assets at end of period	$41,884,912	$72,620,373
Accumulated net investment loss	$(4,610,832)	$(2,997,118)

Share Activity
Shares Sold	325,672	878,651
Shares Reinvested	—	104,386
Shares Redeemed	(3,768,312)	(1,251,475)
Net decrease in shares outstanding	(3,442,640)	(268,438)

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Statement of Cash Flows

For the Year Ended
April 30, 2017
Cash flows from operating activities
Net increase in net assets resulting from operations	$2,141,224
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Purchases of investments in Investment Funds	(15,650,000)
Proceeds from dispositions of investments in Investment Funds	43,658,891
Purchases of Short Term Investments	(163,141)
Net realized loss from investments in Investment Funds	1,283,539
Net change in unrealized depreciation on investments in Investment Funds	(4,861,688)
(Increase) decrease in assets:
Advanced subscriptions in investments in Investment Funds	5,000,000
Receivable for investments sold, not settled	494,154
Prepaid expenses and other assets	(24,291)
Increase (decrease) in liabilities:
Subscriptions received in advance	(401,000)
Payable for shares redeemed	2,027,167
Management fees payable	(132,019)
Payable to related parties	3,974
Accounts payable and other accrued expenses	(11,125)
Net cash from operating activities	33,365,685

Cash flows used by financing activities:
Proceeds from shares issued	3,088,000
Payment of shares redeemed	(35,964,685)
Net cash used by financing activities	(32,876,685)

Net increase in cash	489,000
Cash at beginning of period	626,000
Cash at end of period	$1,115,000

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

			For the Period
			January 2, 2015
			(commencement
	For the Year	For the Year	of operations)
	Ended April 30,	Ended April 30,	through April 30,
	2017	2016	2015
Per Share operating performance:
Net asset value, beginning of period	$9.36	$10.13	$10.00

Activity from investment operations (1):
Net investment loss	(0.22)	(0.21)	(0.07)
Net realized and unrealized gain (loss) on investments	0.57	(0.44)	0.20
Total from investment operations	0.35	(0.65)	0.13

Less distributions from:
Net investment income	—	(0.09)	—
Net realized gains	—	(0.03)	—
Total distributions	—	(0.12)	—
Net asset value, end of period	$9.71	$9.36	$10.13

Net assets, end of period in (000s)	$41,885	$72,620	$81,311

Ratios/Supplemental Data:
Ratio of total expenses to average net assets (2)(6)	2.37%	2.09%	2.08	% (3)
Ratio of net investment loss to average net assets (6)(7)	(2.33)%	(2.09)%	(2.08	)% (3)

Portfolio Turnover Rate	29%	21%	0	% (4)

Total return (5)	3.74%	(6.45)%	1.30	% (4)

(1)	Per share amounts calculated using the average shares outstanding during the period, which management believes more appropriately presents the per share data for the period.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(3)	Annualized for periods less than one full year.

(4)	Not annualized.

(5)	Total returns shown assumes reinvestment of all distributions, if any.

(6)	Does not include the expenses of the underlying funds in which the Fund invests.

(7)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to the financial statements.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements
April 30, 2017

1.	Organization

BlueArc Multi-Strategy Fund (the “Fund”) was organized in the State of Delaware on August 14, 2014 as a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on January 2, 2015 with a contribution of investments from several other investment funds.

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by primarily investing its assets in private alternative investment funds (“Investment Funds”) which the co-advisers believe are attractive Investment Funds.

The Fund’s Board of Trustees (the “Trustees”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operations of the Fund’s business. The Trustees have engaged BlueArc Capital Management, LLC and Keel Point, LLC (the “Co-Advisers”), which are related parties to the Fund, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers shares of beneficial interest (the “Shares”) on a monthly basis. Shares may be purchased as of the last business day of each month based upon the Fund’s then current net asset value.

The Fund is organized as a closed-end management investment company. Investors do not have the right to require the Fund to redeem their Shares. The Fund may, from time to time, provide liquidity to investors by offering to repurchase Shares pursuant to written tenders by investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Trustees, in their sole discretion. The Co-Advisers anticipate the Fund will offer to repurchase Shares from investors on at least a quarterly basis, with such repurchases to occur as of each March, June, September and December or more frequently. The Co-Advisers expect that, generally, each repurchase offer will tender from 5% to 25% of the net assets of the Fund. Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

2.	Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and are expressed in United States dollars. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08 - “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements.”

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes: The Fund continues to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the filing of the Fund’s income tax return for the tax year ended October 31, 2015. The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its unit holders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Federal Tax Information: The Fund has adopted a tax year end of October 31 (“Tax year”). As such, the Fund’s tax-basis capital gains and losses will only be determined at the end of each Tax year. Accordingly, tax distributions made prior to October 31, 2017, but after April 30, 2017, will be reflected in the financial statement footnotes for the fiscal year ended April 30, 2018.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2017

2.	Summary of Significant Accounting Policies (continued)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years ended October 31, 2015 and October 31, 2016 or expected to be taken in the Fund’s October 31, 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Cash: Cash consists of monies held at MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts based on the financial strength of the financial institution. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in money market funds and are recorded at fair value. Interest income is recorded on the accrual basis.

Investment Transactions: The Fund accounts for realized gains and losses from Investment Funds transactions based upon the pro-rata ratio of the fair value and cost of the underlying Investment Fund at the date of redemption. Interest income and expenses are recorded on the accrual basis.

Dividends and distributions to shareholders: Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its shareholders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

3.	Portfolio Valuation

Fair Value Measurements and Disclosures: Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2017

3.	Portfolio Valuation (continued)

The three-tier hierarchy of inputs is summarized below:

●	Level 1 – unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 – inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly.

●	Level 3 – significant unobservable inputs for the financial instrument (including the Fund’s own assumptions in determining the fair value of investments).

GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date (within 90 days) and the existence or absence of certain restrictions at the measurement date.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors.

Lock-up periods require an investor to wait a specified length of time after the initial issuance of Shares before redemption can be granted. It is common for Investment Funds to include lock-up periods in the private placement memorandum to reduce liquidity risk and allow subscriptions proceeds to be invested over an appropriate time horizon.

The NAV of the Fund is determined by, or at the direction of, the Co-Advisers as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Trustees. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Fund’s investments in Investment Funds are carried at fair value, which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Co-Advisers to consider all relevant information available at the time the Fund values its portfolio. The Co-Advisers have assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements and related accounting, price transparency and valuation procedures in place, and subscription and redemption activity. The Co-Advisers and/or the Trustees will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown whether the Investment Funds held any investments whereby the Fund’s proportionate share of such investments exceeded 5% of the Fund’s net assets on an aggregate basis at April 30, 2017.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2017

3.	Portfolio Valuation (continued)

The following table summarizes the valuation of the Fund’s investments, by investment strategy and by the above fair value hierarchy levels, as of April 30, 2017.

Investments	Total Value	Level 1	Level 2	Level 3
Open-End Fund	$1,278,505	$1,278,505	$—	$—
Short-Term Investments	7,037,561	7,037,561	—	—
Sub-Total	$8,316,066	$8,316,066	$—	$—
Multi-Strategy Investment Funds	40,107,702
Total	$48,423,768

There were no transfers into or out of Level 1, Level 2, and Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

In accordance with GAAP, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed above.

4.	Investment Advisory Agreement and Transactions with Related Parties

The Co-Advisers provide investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Co-Advisers a combined monthly fee (the “Management fee”) at the annual rate of 1.50% of the Fund’s monthly NAV. During the year ended April 30, 2017, the Co-Advisers earned $925,379 in Management fees which is included in the Statement of Operations of which $57,399 remained payable at April 30, 2017.

Effective April 1, 2017, the Co-Advisers and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Co-Advisers have agreed contractually to waive their fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses, such as those of Investment Funds, and extraordinary expenses), to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets through at least March 31, 2018 (the “Expense Limitation”). In consideration of the Co-Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Co-Advisers in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect as described above unless and until the Trustees approve its modification or termination. This agreement may be terminated only by the Trustees on 60 days written notice to the Co-Advisers.

Each independent Trustee of the Fund receives an annual compensation of $15,000 per year. Total amounts expensed by the Fund related to Trustees services for the year ended April 30, 2017 were $40,966 and is included in the Statement of Operations.

Unless otherwise voluntarily or contractually assumed by the Co-Advisers or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Trustees’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved, from time to time, by the Trustees.

5.	Administration, Custodian Fees and Distribution

Northern Lights Distributors, LLC (the “Distributor) acts as the placement agent for the Fund’s Shares on a reasonable efforts basis, subject to various conditions. The Fund also may distribute Shares through other brokers or dealers. The Fund will sell Shares only to Eligible Investors (as defined in the Fund’s Private Offering Memorandum).

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2017

Gemini Fund Services, LLC (“Gemini”, or the “Administrator”), an affiliate of the Distributor, serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred. An affiliate of Gemini and the Distributor, Northern Lights Compliance Services (“NLCS”), provides Chief Compliance Officer services to the Fund. An officer of NLCS is also an officer of the Fund. Blu Giant, LLC (“Blu Giant”), an affiliate of Gemini and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund.

6.	Investments in Investment Funds

As of April 30, 2017, the Fund had no investments in Investment Funds that were related parties.

Aggregate purchases and proceeds from sales of investments in Investment Funds for year ended April 30, 2017 amounted to $15,650,000 and $43,658,891, respectively.

The agreements related to investments in Investment Funds provide for compensation to their general partners/managers in the form of management fees of approximately 1.00% to 2.00% (per annum) of net assets and performance incentive fees or allocations up to approximately 25.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

7.	Repurchase Offers

The Fund makes periodic tender offers (generally quarterly) to repurchase 5% or more of its shares, or at such times and in such amounts as the Trustees may determine. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. However, the Trustees may temporarily suspend the repurchase program at any time and shareholders cannot require that the Fund repurchase their shares.

During the year ended April 30, 2017, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer #1	Offer #2	Offer #3	Offer #4
Commencement Date	03/17/16	06/17/16	09/23/17	12/21/16
Repurchase Request Deadline	04/15/16	07/18/16	10/24/16	01/25/17
Repurchase Pricing Date	06/30/16	09/30/16	12/30/16	03/31/17
Net Asset Value as of Repurchase Pricing Date	$9.38	$9.43	$9.65	$9.69
Amount Repurchased	$8,825,764	$7,359,260	$13,431,399	$6,348,262
Percentage of Outstanding Share Repurchased	12.07%	11.11%	22.28%	13.39%

8.	Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2017

9.	Distributions to Shareholders and Tax Components of Capital

The Fund’s tax year end is October 31, as such, the information in this section is as of the Fund’s tax year end.

The tax character of fund distributions paid was as follows:

	Tax Year Ended	Tax Year Ended
	October 31, 2016	October 31, 2015
Ordinary Income	$967,295	$—
Long-Term Capital Gain	—	—
Return of Capital	52,551	—
	$1,019,846	$—

The Fund did not have distributions for the tax year ended October 31, 2015.

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,346,682)	$(2,485,373)	$—	$(658,170)	$(4,490,225)

Late year losses incurred after December 31 within the tax year end are deemed to arise on the first business day of the following tax year. The Fund incurred and elected to defer such late year losses of $1,346,682.

At October 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$2,485,373	$—	$2,485,373

Permanent book and tax differences, primarily attributable to distribution reclasses, resulted in reclassification for the tax year ended October 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(52,551)	$(176,788)	$229,339

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2016 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2016 will not be finalized by the Fund until after the fiscal year end, but prior to filing the Fund’s October 31, 2017 tax return.

10.	New Accounting Pronouncement

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

BlueArc Multi-Strategy Fund
Notes to the Financial Statements (Continued)
April 30, 2017

11.	Subsequent Events

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

BLUEARC MULTI-STRATEGY FUND
Supplemental Information (Unaudited)
April 30, 2017

Consideration and Approval of Management Agreement with BlueArc Capital Management, LLC and Keel Point, LLC with respect to the BlueArc Multi-Strategy Fund

In connection with a meeting held on December 14, 2016, the Board of Trustees (the “Board” or the “Trustees”) of BlueArc Multi-Strategy Fund (the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), discussed the approval of a management agreement among the Trust, BlueArc Capital Management, LLC (“BlueArc”) and Keel Point, LLC (“Keel Point”)(where relevant, each a “Co-Advisor” and collectively, the “Co-Advisors”), with respect to the BlueArc Multi-Strategy Fund (the “Fund”) (the “Management Agreement”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

Nature, Extent and Quality of Services. The Board noted the Co-Advisers have shown effective collaboration in the research and analysis related to portfolio positioning; manager selection; risk management and marketing. The Trustees noted the Co-Managers conduct regularly scheduled Investment Team meetings to review investment strategies and operations; monitor changes to investment allocations; and monitor underlying managers’ performance. The Board noted BlueArc’s oversight of fund administrative operations in conjunction with Keel Point’s contributions in data analytics and performance statistics. The Board concluded that the Co-Advisers are likely to continue to provide high quality services to the Fund for the benefit of their shareholders.

Performance of the Co-Advisors. The Board then reviewed the performance of the Fund, noting the performance since inception on January 2, 2015 to June 20, 2016 is -3.3%, in comparison to -2.3% for the benchmark, a 50/50 blend of the HFRX Global Hedge Fund Index and the Credit Suisse Hedge Fund Index, and -1.5% for the peer group. The Board noted the Co-Advisers attributed the Fund’s underperformance primarily to allocations in the credit and event-driven strategies, taking into consideration that the Co-Adviser’s had since significantly decreased those allocations. The Board noted that the Co-Advisers execute a rigorous manager review process to recognize potential new investments, as well as for monitoring existing investments. The Board agreed that the Co-Advisers have the potential to produce satisfactory performance for the Fund.

Fees and Expenses. The Board reviewed the proposed advisory fee of 1.50% based on the average net assets of the Fund, stating that the fee was split equally between the Co-Advisers. The Trustees noted the advisory fee is above the average for its peer group, but within the range of 0.75%-1.50%. It was also noted that currently there is no expense limitation with respect to the

BLUEARC MULTI-STRATEGY FUND
Supplemental Information (Unaudited) (Continued)
April 30, 2017

Fund. The Trustees determined that the Fund has received quality services from the Co-Advisers, and concluded that the advisory fee was reasonable.

Profitability. The Board reviewed an analysis of profitability provided by the Co-Advisers, noting that the Co-Advisers generated a profit in connection with the operation of the Fund. In response to a question, Mr. Skancke noted that the advisory fee waived on clients of Keel Point that are shareholders of the Fund is not reflected in the profitability table, so Keel Point’s profits are lower than they appear. The Board then took into account possible related benefits derived by the Co-Advisers from their relationship with the Fund. After further discussion, the Board concluded that excessive profitability from the Co-Adviser’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Board noted that, given the current size of the Fund, economies of scale were not yet a relevant consideration for the Fund.

Conclusion. Having requested and received such information from the Co-Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed advisory fee structure is reasonable and in light of such services and projected expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Management Agreement.

BLUEARC MULTI-STRATEGY FUND
Supplemental Information
April 30, 2017 (Unaudited) (Continued)

Independent Trustees

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Joseph Breslin Year of Birth 1953	Trustee, Nov. 2014 to present	President and Consultant, J.E. Breslin & Co., (management consulting firm to investment advisers), 2009 to 2014; Counsel to White Oak Global Advisors, 2016 to present; Counsel to Commonfund, 2014-2016.	1	Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to present (8 portfolios); Trustee, Forethought Variable Insurance Trust (mutual fund) from 2013 to present (27 portfolios); Trustee, Northern Lights Fund Trust IV (mutual fund) from 2015 to present (18 portfolios)
Felix Rivera Year of Birth 1963	Trustee, Nov. 2014 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 – Nov 2014.	1	Advisors Preferred Trust (mutual fund), 2012 to present, (10 portfolios); Centerstone Investors Trust (2 portfolios)
Brian Visel Year of Birth 1975	Trustee, Nov. 2014 to present	Senior Vice President, Trident Fund Services, Inc. (investment fund administration and accounting firm), Feb 2009 to present.	1	None

*	The address for all officers and Trustees is c/o BlueArc Multi-Strategy Fund, 17605 Wright Street, Suite 2, Omaha, NE 68130.

**	The term of office for each Trustee and officer listed above will continue indefinitely.

***	The term “Fund Complex” refers to the BlueArc Multi-Strategy Fund.

BLUEARC MULTI-STRATEGY FUND
Supplemental Information
April 30, 2017 (Unaudited) (Continued)

Interested Trustees and Officers

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ronald Zazworsky, Jr. Year of Birth 1975	Trustee, Chairman and President, Nov. 2014 to present	Chief Executive Officer, BlueArc Capital Management, LLC (investment adviser), 2005 to present; Chairman and Managing Director, BAC-MP Fund Management LLC, June 2011 to present; Chairman and Managing Director BlueArc Credit Opportunities Fund Management LLC, January 2013 to present; Chairman and Managing Director, BlueArc Global Macro Fund Management LLC, November 2012 to present; Chairman and Managing Director, BlueArc Multi-Strategy Fund Management LLC, April 2014 to present; BlueArc Alternative Management LLC, January 2017- present.	1	None
Steven Skancke Year of Birth 1950	Trustee and Secretary, July 2015 to present, Treasurer, December 2015 to present	Chief Investment Officer/Strategist, Keel Point Advisors, LLC (investment advisor), January 2007 to Present.	1	None
William Kimme Year of Birth 1962	Chief Compliance Officer, November 2014 to present	Senior Compliance Officer of Northern Lights Compliance Services, LLC, 2011 to present.	n/a	n/a
Jacob Lindseth Year of Birth 1979	Anti-Money Laundering Officer, Nov. 2014 to present	Compliance Officer of Northern Lights Compliance Services, LLC since December 2011.	n/a	n/a

*	The address for all officers and Trustees is c/o BlueArc Multi-Strategy Fund, 17605 Wright Street, Suite 2, Omaha, NE 68130.

**	The term of office for each Trustee and officer listed above will continue indefinitely.

***	The term “Fund Complex” refers to the BlueArc Multi-Strategy Fund.

The Fund’s statement of additional information (the “SAI”) includes information about the trustees and is available free of charge, upon request, by calling toll-free 1-844-798-3838.

PRIVACY NOTICE
FACTS	WHAT DOES BLUEARC MULTI-STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does BlueArc Multi-Strategy Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-844-798-3838

Who we are
Who is providing this notice?	BlueArc Multi-Strategy Fund
What we do
How does BlueArc Multi-Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does BlueArc Multi-Strategy Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ BlueArc Multi-Strategy Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ BlueArc Multi-Strategy Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ BlueArc Multi-Strategy Fund does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3838 by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-798-3838.

Investment Co-Advisers

BlueArc Capital Management, LLC
One Buckhead Plaza
3060 Peachtree Road, Suite 225
Atlanta, GA 30305

Keel Point, LLC
100 Church Street, Suite 500
Huntsville, AL 35801

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 844-798-3838.
(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Brian Visel, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
	Current Year	Previous Year
(a) Audit Fees	$48,000	$50,000
(b) Audit-Related Fees	$0	N/A
(c) Tax Fees	$35,000	N/A
(d) All Other Fees	$0	N/A

Audit fees include fees associated with the audit of the registrant’s annual financial statements and include fees associated with annual audits for providing a report in connection with the registrant’s report on Form N-CSR. Tax fees include fees for tax compliance, tax advice and tax planning, and include fees for assisting management in preparation of tax estimates.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.
(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

BlueArc Capital Management, LLC ("BlueArc") has adopted the following proxy voting policies and procedures ("Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which BlueArc Capital Management, LLC has voting discretion by contract. Under this Proxy Voting Policy, shares are to be voted in a timely manner and in the best interests of the client. BlueArc's CCO is responsible for monitoring compliance with these policies and procedures.

BlueArc considers proxy voting an important part of management services, and as such, BlueArc seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of BlueArc's clients.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the

12-month period ending June 30th will be available, without charge, upon request by calling collect (212)317-9200, and on the SEC's website at www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Ronald Zazworsky, Jr. (BlueArc)

Mr. Zazworsky serves as a portfolio manager and is jointly primarily responsible for the day-to-day management of the Fund.  Mr. Zazworsky is the Founder and serves as the Chief Executive Officer of BlueArc, which he has done since the firm's inception in 2005.  Mr. Zazworsky created the firm's strategy and led its execution in private equity and hedge fund-related strategies. He oversees the investment initiatives, operations, and the development of the firm. He also currently serves as Chairman of BAC-MP Fund Management, LLC, Chairman of BlueArc Credit Opportunities Fund Management, LLC, Chairman of BlueArc Global Macro Fund Management, LLC, Chairman of BlueArc Alternatives Fund Management, LLC, and Chairman of BlueArc Capital Partners, LLC.  Prior to founding BlueArc, Mr. Zazworsky began his career in corporate restructurings and turnarounds at PricewaterhouseCoopers LLP in New York City, where he served as an Associate Consultant. At PwC, he assisted in managing the assets for one of the largest bankruptcy proceedings in United Kingdom history and focused on restructuring advisory work for two Asian-based companies that struggled during the Asian-currency crisis of the late 1990's. After his tenure at PwC, he executed his first private equity transaction as an investor and co-founder of a web-based software company which was successfully sold to a strategic acquirer and delivered accretive returns to all investors and operators. Mr. Zazworsky earned a Bachelor of Science degree in Analytical Finance from Wake Forest University, where he graduated with honors.

Lyle Minton (Keel Point, LLC)

Mr. Minton is the Chief Investment Officer at Keel Point. Prior to joining Keel Point in 2013, Lyle was a Founding Member and Chief Investment Officer of Point Clear Capital Management, where he managed a global macro hedge fund. He was a Senior Vice President with Alcentra, Inc.(a $16 billion fixed income fund headquartered in London), where he was Head of Structured Products responsible for global structured credit trading. He was also a Managing Director at HSBC Bank in New York from 2000-2003, during which time he managed the Financial Institution team and was head of Product Development. Mr. Minton has over 25 years of experience in capital markets, trading a variety of cash and derivative markets across asset classes. He graduated in 1988 from Auburn University with a B.S. in Economics and from Pace University in 1992 with a M.B.A in finance. He completed a fellowship in derivatives pricing theory at Virginia Tech University’s Center for Futures and Options. Mr. Minton has published articles in Risk and Canadian Derivative Strategy.

The co-advisers may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Co-Adviser Accounts"). The Fund has no interest in these activities. The co-advisers and the investment professionals, who on behalf of the co-advisers, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Co-Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Because the portfolio managers may manage assets for Co-Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Co-Adviser Accounts, there may be an incentive to favor one Co-Adviser Account over another, resulting in conflicts of interest. For example, a co-adviser may, directly or indirectly, receive fees from Co-Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on Co-Adviser Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Co-Adviser Accounts. The co-advisers have adopted trade allocation, such as pro-rata allocation, and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Zazworsky and Mr. Minton serve as the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Each receives a salary, discretionary bonus and retirement plan benefits. Also, Mr. Zazworsky receives profits of the co-adviser (BlueArc Capital Management, LLC). As of April 30, 2017, the portfolio managers owned no Fund shares.

As of April 30, 2017, Mr. Zazworsky was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$201,000,000	0	$0
Other Accounts	0	$0	0	$0

As of April 30, 2017, Mr. Minton was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$24,500,000	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable. See Item 2.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BlueArc Multi-Strategy Fund

By (Signature and Title)	/s/ Ronald Zazworsky, Jr.

Ronald Zazworsky, Jr., Principal Executive Officer

Date     July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald Zazworsky, Jr.

Ronald Zazworsky, Jr., Principal Executive Officer

Date     July 6, 2017

By (Signature and Title)	/s/ Steven L. Skancke

Steven L. Skancke, Principal Accounting and Financial Officer

Date     July 6, 2017